UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2021

FLUENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Vesey Street, 9th Floor New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 669-7272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	FLNT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 16, 2021, Fluent, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission to report that on March 16, 2021, the Company issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2020. In addition to issuing a press release, the Company held an investor conference call on the same day to discuss financial and operating results. This Amendment No. 1 to the Original Form 8-K is furnished to include a transcript of such conference call.

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2021, the Company issued a press release announcing its fourth quarter and full year 2020 financial results, as previously furnished. Also on March 16, 2021, the Company held an investor conference call and simultaneous webcast to discuss its financial and operating results for the same periods and its outlook for the first quarter of 2021. A transcript of the conference call and webcast is furnished with this report as Exhibit 99.2.

A replay of the webcast will be available in the investor relations section of the Company’s website at investors.fluentco.com for at least one week after the date of the live conference call and webcast. The transcript attached to this report is also available at this website. In future periods, transcripts of investor conference calls discussing quarterly results and business updates will be posted in the investor relations section of the Company’s website when available, which will ordinarily be within 48 hours of the live conference call and webcast.

The Company may post other information of interest to its investors from time to time in the investor relations section of its website at investors.fluentco.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.2	Transcript of the Investor Conference Call, dated March 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fluent, Inc.

March 18, 2021	By:	/s/ Ryan Schulke
	Name:	Ryan Schulke
	Title:	Chief Executive Officer